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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):            September 24, 1998

                           SIMON PROPERTY GROUP, L.P.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                    (State of incorporation or organization)

                                   333-11491
                              (Commission File No.)

                                   34-1755769
                      (I.R.S. Employer Identification No.)

                              NATIONAL CITY CENTER
                    115 WEST WASHINGTON STREET, SUITE 15 EAST
                           INDIANAPOLIS, INDIANA 46204
                    (Address of principal executive offices)

                                 (317) 636-1600
              (Registrant's telephone number, including area code)


                           SIMON DEBARTOLO GROUP, L.P.

                           (Former name of registrant)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 23, 1998, the stockholders of each of Simon DeBartolo Group, Inc. ("SDG"), Corporate Property Investors, Inc. ("CPI") and Corporate Realty Consultants, Inc. ("CRC"), voted to, among other things, approve and adopt the Agreement and Plan of Merger, dated as of February 18, 1998 (the "Merger Agreement," a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein), by and among SDG, CPI and CRC. On September 24, 1998, SPG Merger Sub, Inc., a substantially wholly owned subsidiary of CPI, merged (the "Merger") with and into SDG with SDG continuing as the surviving company. As a result of the Merger, SDG became a subsidiary of CPI. The Merger Agreement was negotiated on an arms' length basis among SDG, CPI and CRC. On September 24, 1998, Simon Property Group, Inc. issued a press release relating to the consummation of the Merger, a copy of which is attached hereto as Exhibit
99.1 and incorporated by reference herein. Prior to the Merger, the board of directors of CPI declared a dividend on each share of CPI common stock consisting of (i) $90 in cash, (ii) 1.0818 additional shares of CPI common stock and (iii) 0.19 shares of 6.50% Series B Convertible Preferred Stock of CPI. The dividends and the transactions contemplated by the Merger Agreement were financed by general working capital, a senior unsecured term loan from The Chase Manhattan Bank and Chase Securities Inc., proceeds from the sale of the General Motors Building, and borrowings under other existing credit facilities.

         In connection with the Merger, CPI was renamed "Simon Property Group, Inc.," CRC was renamed "SPG Realty Consultants, Inc.," SDG was renamed "SPG Properties, Inc.," and each issued and outstanding share of SDG common stock was converted into one share of Simon Property Group, Inc. common stock and a beneficial interest in 1/100th of a share of SPG Realty Consultants, Inc. common stock. Each series of SDG preferred stock was renamed as a series of preferred stock of SPG Properties, Inc. In addition, (i) CPI restated its Certificate of Incorporation (Exhibit 3.1) and its By-laws (Exhibit 3.2); (ii) CRC restated its Certificate of Incorporation (Exhibit 3.3) and its By-laws (Exhibit 3.4); (iii) Simon DeBartolo Group, L.P. was renamed "Simon Property Group, L.P." and the Sixth Amended and Restated Partnership Agreement of Simon Property Group, L.P. (Exhibit 4.1) became effective; (iv) the SPG Realty Consultants, L.P. Partnership Agreement (Exhibit 4.2), the Agreement between Simon Property Group, L.P. and SPG Realty Consultants, L.P. (Exhibit 4.3), and the Issuance Agreement between CPI and CRC (Exhibit 4.5) became effective; and (vi) the Simon Property Group, Inc. Registration Rights Agreement (Exhibit 4.4) became effective.

         Simon Property Group, Inc. is a self-administered and self-managed real estate investment trust which, through its subsidiary partnerships, is engaged primarily in the ownership, development, management, leasing, acquisition and expansion of income-producing properties, primarily regional malls and community shopping centers. Prior to the merger, CPI was a privately-held self-administered and self-managed REIT holding interests in 29 properties, 23 shopping centers and six commercial properties. SPG Realty Consultants, Inc. is engaged in the ownership, operation, acquisition and development of income producing properties directly or through interests in joint ventures and other non-REIT qualifying activities.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired.

               The required financial statements were previously reported in filings with the Securities and Exchange Commission, and pursuant to General Instruction B.3 of Form 8-K are not required to be additionally reported herein.

         (b) Pro forma financial information.

               The required pro forma financial information was previously reported in filings with the Securities and Exchange Commission, and pursuant to General Instruction B.3 of Form 8-K is not required to be additionally reported herein.

         (c)  Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of February 18, 1998, among SDG and CPI and CRC. (Incorporated by reference to the Form 8-K filed by SDG on February 24, 1998 Exhibit 10.1).

                  3.1 Restated Certificate of Incorporation of Simon Property Group, Inc.

                  3.2    Restated By-laws of Simon Property Group, Inc.

                  3.3 Restated Certificate of Incorporation of SPG Realty Consultants, Inc.

                  3.4    Restated By-laws of SPG Realty Consultants, Inc.

                  4.1 Sixth Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P., dated as of September 24, 1998, by and among SD Property Group, Inc., SPG Properties, Inc., Simon Property Group, Inc. and the limited partners named therein.

                  4.2 Limited Partnership Agreement of SPG Realty Consultants, L.P., dated as of September 24, 1998, by and among SPG Realty Consultants, Inc. and the limited partners named therein.

                  4.3 Agreement Between Operating Partnerships, dated as of September 24, 1998, by and among Simon Property Group, L.P., SPG Realty Consultants, L.P., Simon Property Group, Inc. and SPG Realty Consultants, Inc.

                  4.4 Simon Property Group, Inc. Registration Rights Agreement, dated as of September 24, 1998, by and among Simon Property Group, Inc. and the persons named therein.

                  4.5 Issuance Agreement, dated as of September 23, 1998, between CPI and CRC.

                 99.1 Press Release issued by Simon Property Group, Inc., dated September 24, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           SIMON PROPERTY GROUP, L.P.

                           By:  Simon Property Group, Inc., its General Partner

                           /s/   James M. Barkley
                           ----------------------------------------------------
                           Name:  James M. Barkley
                           Title: Secretary

October 9, 1998
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                                  EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger, dated as of February 18, 1998, among SDG and CPI and CRC. (Incorporated by reference to the Form 8-K filed by SDG on February 24, 1998 Exhibit 10.1).

3.1               Restated Certificate of Incorporation of Simon Property Group,
                  Inc.

3.2               Restated By-laws of Simon Property Group, Inc.

3.3               Restated Certificate of Incorporation of SPG Realty
                  Consultants, Inc.

3.4               Restated By-laws of SPG Realty Consultants, Inc.

4.1 Sixth Amended and Restated Limited Partnership Agreement of Simon Property Group, L.P., dated as of September 24, 1998, by and among SD Property Group, Inc., SPG Properties, Inc., Simon Property Group, Inc. and the limited partners named therein.

4.2 Limited Partnership Agreement of SPG Realty Consultants, L.P., dated as of September 24, 1998, by and among SPG Realty Consultants, Inc. and the limited partners named therein.


4.3 Agreement Between Operating Partnerships, dated as of September 24, 1998, by and among Simon Property Group, L.P., SPG Realty Consultants, L.P., Simon Property Group, Inc. and SPG Realty Consultants, Inc.

4.4 Simon Property Group, Inc. Registration Rights Agreement, dated as of September 24, 1998, by and among Simon Property Group, Inc. and the persons named therein.

4.5               Issuance Agreement, dated as of September 23, 1998, between
                  CPI and CRC.

99.1              Press Release issued by Simon Property Group, Inc., dated
                  September 24, 1998.